[PIONEER LOGO]




Pioneer
International Growth
Fund

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SEMIANNUAL REPORT 5/31/97
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

Table of Contents
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Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                           10

Financial Statements                              21

Notes to Financial Statements                     28

Report of Independent Public Accountants          33

Trustees, Officers and Service Providers          34

The Pioneer Family of Mutual Funds                35

Programs and Services for Pioneer Shareowners     36

Pioneer International Growth Fund
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LETTER FROM THE CHAIRMAN 5/31/97
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Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer International Growth Fund, reviewing the six months from November 30, 1996, through May 31, 1997. On behalf of the Fund's investment management team, I welcome our many new investors and thank you for your interest in the Fund.

Once again, your Fund's value-oriented management team showed that the equity markets outside the United States offer a fruitful hunting ground for those willing to do thorough research. The Fund's portfolio includes a mix of companies of many sizes, located in both mature and developing economies. This flexible approach also means the Fund seeks to achieve its results differently than many other international funds, typically with more emphasis on emerging markets. So far, this variety has been effective. For the semiannual period, your Fund outperformed overseas markets as a whole, and it bested the average gain posted by international stock funds, as reported by Lipper Analytical Services.

As we move further into 1997, nations around the world are undergoing a number of exciting transitions. In many countries, the stage is being set for a more competitive and profitable business environment. What we find especially exciting is that the Fund gives shareowners the opportunity to participate in these developments from their earliest phases. I encourage you to read on to learn more about Pioneer International Growth Fund and our efforts to build a solid foundation for long-term investment success.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your Fund. Thank you for your support.

Respectfully,


/s/ John F. Cogan, Jr.



John F. Cogan, Jr.,
Chairman and President

                                                                               1
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Pioneer International Growth Fund
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PORTFOLIO SUMMARY 5/31/97
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Portfolio Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[DESCRIPTION OF PIE CHART]

International Common Stocks 86%
Depositary Receipts for International Stocks 8%
International Preferred Stocks 3%
Short-Term Cash Equivalents 2%
Convertible Securities 1%


Geographical Distribution
----------------------------------------------------------------------------
(As a percentage of equity holdings)


[DESCRIPTION OF BAR CHART]

Japan 16.2%
United Kingdom 9.1%
France 6.2%
Thailand 5.2%
South Korea 5.0%
Italy 4.6%
Brazil 4.5%
Spain 4.3%
Germany 3.9%
Hong Kong 3.1%
Singapore 3.0%
Netherlands 2.9%
Sweden 2.9%
Switzerland 2.7%
Australia 2.4%
Indonesia 2.4%
India 2.2%
Israel 1.8%
Norway 1.8%
Finland 1.7%
Austria 1.5%
Mexico 1.4%
Turkey 1.3%
Argentina 1.1%
Czech Republic 1.1%
Malaysia 1.1%
Philippines 1.1%
Portugal 1.1%
China 1.0%
Taiwan 0.9%
Greece 0.6%
Peru 0.6%
Belgium 0.5%
Denmark 0.5%
South Africa 0.3%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Telecomunicacoes        2.51%       6. Nintendo Corp., Ltd.      1.48%
     Brasileiras SA
  2. SK Telecom Co., Ltd.    1.93        7. Schibsted ASA             1.35
  3. Telefonica de Espana    1.62        8. Skandia Forsakrings AB    1.31
  4. Medeva Plc              1.53        9. Vodafone Group Plc        1.31
  5. Scottish Power Plc      1.49       10. Louis Dreyfus Citrus      1.30

 Fund holdings will vary for other periods.

2
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Pioneer International Growth Fund
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PERFORMANCE UPDATE 5/31/97                                      CLASS A SHARES
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Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $24.25         $23.39

Distributions per Share     Income         Short-Term         Long-Term
 (11/30/96-5/31/97)         Dividends      Capital Gains      Capital Gains
                             $0.166         $0.955             $0.517

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


-------------------------------------------------
  Average Annual Total Returns
  (As of May 31, 1997)
                  Net Asset   Public Offering
   Period           Value        Price*
   Life-of-Fund     17.70%        16.04%
   (3/25/93)
   1 Year            8.73          2.48
-------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[DESCRIPTION OF MOUNTAIN CHART]

Growth of $10,000+

             Pioneer International Growth Fund      MSCI EAFE Index
3/93         9425                                   10000
5/93         10170                                  11180
             11727                                  12006
11/93        13134                                  11040
             15618                                  12802
5/94         14807                                  12697
             15196                                  13308
11/94        14451                                  12678
             13291                                  12233
5/95         13892                                  13323
             15186                                  13374
11/95        15002                                  13638
             16318                                  14294
5/96         17153                                  14746
             16270                                  14427
11/96        16713                                  15242
             17919                                  14757
5/97         18650                                  15857

+ Index comparison begins March 31, 1993. The Morgan Stanley Capital
  International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer International Growth Fund
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PERFORMANCE UPDATE 5/31/97                                      CLASS B SHARES
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Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $23.75         $22.89

 Distributions per Share     Income         Short-Term         Long-Term
 (11/30/96-5/31/97)          Dividends      Capital Gains      Capital Gains
                             $0.031         $0.955             $0.517

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


-----------------------------------
 Average Annual Total Returns
 (As of May 31, 1997)
                 If     If
 Period          Held   Redeemed*
 Life-of-Fund   8.33%   7.53%
 (4/4/94)
 1 Year          7.78   3.80
-----------------------------------
* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[DESCRIPTION OF MOUNTAIN CHART]

Growth of $10,000+

              Pioneer International Growth Fund      MSCI EAFE Index
4/94          10000                                  10000
5/94          10087                                  9943
              10329                                  10421
11/94         9803                                   9928
              9002                                   9579
5/95          9388                                   10433
              10247                                  10473
11/95         10102                                  10679
              10966                                  11193
5/96          11506                                  11546
              10844                                  11297
11/96         11157                                  11935
              11941                                  11555
5/97          12101                                  12417

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer International Growth Fund
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PERFORMANCE UPDATE 5/31/97                                      CLASS C SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $23.56         $22.84

 Distributions per Share     Income         Short-Term         Long-Term
 (11/30/96-5/31/97)          Dividends      Capital Gains      Capital Gains
                             $0.158         $0.955             $0.517

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


-------------------------------------
 Average Annual Total Returns
 (As of May 31, 1997)
                   If       If
 Period           Held     Redeemed*
 Life-of-Fund    10.53%    10.53%
 (1/31/96)
 1 Year           7.90      7.90
-------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[DESCRIPTION OF MOUNTAIN CHART]

Growth of $10,000

             Pioneer International Growth Fund              MSCI EAFE Index
1/96         10000                                          10000
2/96         10076                                          10000
             10053                                          10034
             10752                                          10247
5/96         10588                                          10545
             10500                                          10351
             9919                                           10409
8/96         10023                                          10105
             10140                                          10127
             9816                                           10396
11/96        10275                                          10290
             10416                                          10699
             10823                                          10561
2/97         10998                                          10192
             10935                                          10358
             10867                                          10451
5/97         11425                                          11131


The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer International Growth Fund
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PORTFOLIO MANAGEMENT DISCUSSION 5/31/97
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

The first half of Pioneer International Growth Fund's fifth fiscal year came to a close on May 31, 1997. The Fund showed strong performance, both versus its peers in Lipper Analytical Services' International Funds category and compared to the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged benchmark of international stock market performance.

Pioneer International Growth Fund's Class A Shares posted a total return of 11.59% for the six-month period, while Class B Shares returned 11.15% and Class C Shares gained 11.19%. The 406 funds in Lipper's international fund group returned an average of 7.90%; the MSCI EAFE Index posted a 4.19% return. (Returns do not reflect sales charges.)

Positive factors contributing to the Fund's performance included many rising global stock markets, which benefited from a benign inflation environment, low interest rates and currencies that were weak relative to the U.S. dollar. Of particular note were the emerging markets of Latin America. In Europe and Japan, the strong dollar was positive for economic growth and corporate competitiveness, particularly for larger companies dependent on exports.


A Value-Oriented Investment Style
Pioneer International Growth Fund invests primarily in foreign equity securities and depositary receipts (which trade in lieu of direct stock shares), with a widely diversified portfolio invested in both established and emerging markets. The portfolio includes a large number of securities, more than 200 as of May 31, which helps minimize the impact that one poorly performing security or market can have on the portfolio. Diversification can also help reduce the effect of some other risks of international investing, such as economic and political instabilities, as well as currency fluctuations.


We use a value style of investing, preferring to buy stocks that are "cheap" given a company's financial condition or business prospects. We employ both bottom-up and top-down approaches in our search.

Pioneer International Growth Fund
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--------------------------------------------------------------------------------


Bottom-up means looking at companies individually. Top-down refers to the research we do on a country-by-country basis, evaluating economic and political conditions. Combined, the methods help us find companies and countries we believe will work effectively for the Fund.


Continued Strength in Latin America
A big reason for the Fund's recent outperformance was the allocation to the emerging markets of Latin America, a total of 7% of equity holdings as of May
31. Brazil has made excellent progress in bringing down inflation to 8% from astronomical levels just a few years ago. Across the rest of the region, inflation and interest rates are also under control, encouraging investment. And we are still finding good value in many companies. Some of the Fund's better-performing holdings are Brazilian utilities Telecomunicacoes Brasileiras and Centrais Electricas Brasileiras.


Europe a Steady Performer
Continental Europe also was a good place to be during the past six months. A cultural shift seems to be taking place in Europe, with European investors - traditionally regarded as savers - becoming investors in the equity markets. This increasing interest in stocks helped market performance, as new money poured into European stock markets. We attribute part of this trend to lessened competition from the lower yields on bonds and money market instruments. European companies are also helping themselves by focusing on improved performance and delivering value to stockholders.

In Europe, Telecom Italia benefited from sharp gains in the Italian market early in the period. We took profits, but maintained a sizable position because of its reasonable valuation. Chargeurs, a French conglomerate, was another strong performer, due to its holdings in a successful British pay television company. We were disappointed by the performance of Sylea, a French auto parts company, and U.K. conglomerate Cowie Group because of lackluster earnings reports.

Pioneer International Growth Fund
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PORTFOLIO MANAGEMENT DISCUSSION 5/31/97                          (continued)
--------------------------------------------------------------------------------


Japanese Market Recovering
Continuing its trend of volatility, the Japanese market gained nearly 12% in the two months ended May 31. We are seeing signs of improvement in Japan, although it is still troubled by political shifts and concerns about its financial system. Overall, estimates for growth of earnings-per-share are 30% to 40% for 1997 and 10% to 20% for 1998; the pace of these gains reflects expectations for the cycle of economic recovery. We gradually increased the Fund's position in Japan to 16% as of May 31; the market currently presents a good value, around half its peak level. We had success in Japan, despite its difficult overall environment. Careful stock selection brought some strong performers, including Nichiei and Shohkoh Fund, two financial services firms offering smaller loans, and multinational firms Circle K, a food retailer, and Nintendo, the electronic game giant.


Asian Emerging Markets Lag
Many of the emerging markets of Asia were again hindered by slowing economic growth, weaker corporate earnings growth and slowing exports. Sales slumps in electronics and technology, combined with increased competition from Mexico, further weakened stock prices in many Asian emerging markets. Nevertheless, we believe they present compelling values, partly because they have underperformed stocks based in other locales.

Some of the stronger-performing markets in this section over the past six months were India, up over 25%, and Indonesia, up around 14%. Especially in poorly performing markets, stock selection is key. Thailand's market dropped nearly 40%, while Delta Electronics rose 40% over the past six months. Remember that the volatility inherent in emerging markets can make stock prices there move faster - both up and down - than in established markets. That's another powerful reason for remaining invested during short-term downturns; it's nearly impossible to predict when, or how quickly, these markets will move if conditions improve.

Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


A Look Ahead
We think moderate inflation, low interest rates and reasonable corporate earnings growth will continue in the established markets of Europe and Japan. We also see valuations in emerging markets remaining compelling, albeit for different reasons. In Asia, depressed stock prices bring good value; in Latin America, economic recovery continues, with the telecommunications and utilities industries leading the way. And because of low global interest rates, there will likely continue to be a steady flow of funds into many overseas equity markets.

Diversification is one of our strongest allies; and it's also one of yours. Because we don't limit our search for stocks to one part of the world, we have the freedom to invest anywhere outside the United States - wherever we find the strongest value. And by having Pioneer International Growth Fund in your portfolio, you are also able to participate in the fortunes of the world's markets. Keep a long-term perspective, and we are confident we can offer solid long-term performance.

Respectfully,


/s/ Norman Kurland



Norman Kurland,
Portfolio Manager

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Pioneer International Growth Fund
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SCHEDULE OF INVESTMENTS 5/31/97
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
Principal
Amount                                                                          Value
                 INVESTMENT IN SECURITIES - 97.7%
                 CONVERTIBLE CORPORATE BONDS - 0.5%
$ 1,912,000      Bangkok Land Public Co., Ltd., 4.50%, 10/13/03             $   927,320
  1,322,000      Qingling Motors Inc., 3.50%, 01/22/02                        1,332,435
                                                                            ------------
                 Total Convertible Corporate Bonds
                 (Cost $2,733,000)                                          $ 2,259,755
                                                                            ------------
Shares
                 PREFERRED STOCKS - 4.1%
     68,300      Banco Comercial Portugues, 8%, Non-Cum., Conv.
                 (Series A)                                                 $ 4,251,675
     63,000      Centrais Electricas Brasileiras S/A (Sponsored A.D.R.)       1,513,575
 22,700,000      Petroleo Brasileiro S/A                                      5,428,491
     26,500      SAP AG (Non-voting)                                          4,820,718
      3,050      Suedzucker AG                                                1,605,639
     18,000      Telecommunicacoes Brasileiras SA (Sponsored A.D.R.)          2,472,750
                                                                            ------------
                 Total Preferred Stocks
                 (Cost $16,364,540)                                         $20,092,848
                                                                            ------------
                 COMMON STOCKS - 93.1%
                 Basic Industries - 7.2%
                 Chemicals - 0.5%
        150      Grasim Industries Ltd.                                     $     1,523
     10,338      Reliance Industries Ltd.                                        87,776
    214,000      Sekisui Chemical Co.                                         2,223,615
                                                                            ------------
                                                                            $ 2,312,914
                                                                            ------------
                 Containers - 1.3%
    296,500      NV Koninklijke KNP BT                                      $ 6,106,090
                                                                            ------------
                 Iron & Steel - 2.4%
     67,000      Boehler-Uddeholm AG                                        $ 5,069,696
     50,000      Koninklijke Nederlandsche Hoogovens en
                 Staalfabrieken N.V.                                          2,491,029
     90,000      Rautaruukki Oy (K Shares)                                      872,078
      4,850      Tata Iron & Steel Co., Ltd.                                     23,420
    213,100      Usinor Sacilor                                               3,195,799
                                                                            ------------
                                                                            $11,652,022
                                                                            ------------
                 Metals & Mining - 2.4%
    100,000      Broken Hill Proprietary Co., Ltd.                          $ 1,437,128
    260,000      Hays Plc                                                     2,381,809

   The accompanying notes are an integral part of these financial statements.
10
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Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                     Value
               Metals & Mining - (continued)
    78,000     Kloof Gold Mining Co., Ltd.                            $   527,275
 1,725,000     M.I.M. Holdings Ltd.                                     2,576,589
 1,483,298     Orogen Minerals Ltd.                                     4,024,189
     5,300     Vaal Reefs Exploration & Mining Co., Ltd.                  317,941
    67,000     Vaal Reefs Exploration & Mining Co., Ltd. (A.D.R.)         402,000
                                                                      ------------
                                                                      $11,666,931
                                                                      ------------
               Paper Products - 0.4%
   116,000     Valmet Corp.                                           $ 2,094,432
                                                                      ------------
               Basic Industries - Other - 0.2%
   616,000     Hicom Holdings Bhd.                                    $ 1,250,289
                                                                      ------------
               Total Basic Industries                                 $35,082,678
                                                                      ------------
               Capital Goods - 8.9%
               Construction, Building Materials & Engineering - 6.1%
   405,000     Ashtead Group Plc                                      $ 2,040,569
   195,000     Bouygues Offshore SA (Sponsored A.D.R.)                  2,437,500
     2,360     Bucher Holding AG                                        2,365,831
   707,000     Cemex, SA (Class B)                                      2,898,128
    14,000     Felten & Guillaume Energietechnik AG                     1,326,626
   189,200     Gujarat Ambuja Cements Ltd.                              1,476,844
   414,000     Kumagai Gumi Co., Ltd.                                     459,495
    31,000     Lafarge SA                                               1,980,916
   270,000     Leighton Holdings Ltd.                                   1,255,144
   147,000     Maeda Road Construction                                  1,205,539
    35,500     Nobel Biocare                                              412,077
    12,700     Plettac AG                                               2,704,024
    18,050     Portland Valderrivas SA                                  1,251,114
   117,600     Sho-Bond Corp.                                           3,372,984
    65,100     Siam Cement Public Co., Ltd.                             1,402,476
   305,000     Taisei Corp.                                             1,306,956
       250     Unitech Ltd.                                                   428
    13,000     Zardoya-Otis SA                                          1,627,698
                                                                      ------------
                                                                      $29,524,349
                                                                      ------------
               Machinery - 1.0%
 1,553,000     PT United Tractors                                     $ 4,884,049
                                                                      ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              11
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Pioneer International Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                   (continued)
--------------------------------------------------------------------------------


Shares                                                             Value
               Producer Goods - 0.7%
    35,000     Hoya Corp.                                     $ 1,589,953
    26,000     Sidel, SA                                        1,823,503
                                                              ------------
                                                              $ 3,413,456
                                                              ------------
               Telecommunications - 1.1%
   123,500     ECI Telecommunications Ltd.                    $ 2,855,938
 1,160,300     Jasmine International Public Co. Ltd.            1,084,284
    14,000     Telecel-Comunicacaoes Pessoais, SA*              1,074,277
    15,000     Telefonaktiebolaget LM Ericsson (Series B)         526,221
                                                              ------------
                                                              $ 5,540,720
                                                              ------------
               Total Capital Goods                            $43,362,574
                                                              ------------
               Consumer Durables - 2.6%
               Motor Vehicles - 2.1%
       250     Ashok Leyland Ltd.                             $       507
   813,000     Cowie Group Plc                                  4,734,631
     9,850     KTM Motorradholding AG*                            635,086
   560,000     Magneti Marelli SpA                                892,325
    45,200     Sylea                                            3,952,828
                                                              ------------
                                                              $10,215,377
                                                              ------------
               Office Furnishings - 0.5%
    57,641     Samas-Groep NV                                 $ 2,188,254
                                                              ------------
               Total Consumer Durables                        $12,403,631
                                                              ------------
               Consumer Non-Durables - 13.4%
               Agriculture & Food Manufacturing - 1.3%
   170,500     Louis Dreyfus Citrus                           $ 6,170,904
                                                              ------------
               Cosmetics - 0.5%
 1,283,900     McBride Plc                                    $ 2,415,320
                                                              ------------
               Retail Food - 1.9%
   113,400     Circle K Japan Co. Ltd.                        $ 6,047,351
    46,000     Delhaize-Le Lion, SA                             2,287,617
   195,800     Kwik Save Group Plc                                887,233
                                                              ------------
                                                              $ 9,222,201
                                                              ------------
               General Retail - 5.9%
    30,200     Autobacs Seven Co., Ltd.                       $ 2,204,379
   102,738     Cifra, SA de CV (Series A)                         175,736
   690,000     Cifra, SA de CV (Series C)                       1,089,473

   The accompanying notes are an integral part of these financial statements.
12

Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                      Value
               General Retail - (continued)
    65,000     Cortefiel SA                            $ 2,401,079
     5,150     Forbo Holding AG                          2,145,076
 6,965,000     Giordano International Ltd.               4,179,809
    89,700     Nintendo Corp., Ltd.                      7,009,618
 1,447,000     PT Matahari Putra Prima                   2,572,775
    16,000     Raision Tehtaat Oy (V Shares)             1,304,652
 2,729,600     Siam City Bank Public Co., Ltd.           1,755,370
   637,200     Siam Makro Public Co., Ltd.               1,600,683
   570,000     Storehouse Plc                            2,037,379
                                                       ------------
                                                       $28,476,029
                                                       ------------
               Soft Drinks - 1.0%
    77,000     Hellenic Bottling Co. SA                $ 2,903,958
    17,400     Panamerican Beverages, Inc.                 504,600
    10,500     Selecta Group*                            1,664,137
                                                       ------------
                                                       $ 5,072,695
                                                       ------------
               Textiles - 2.8%
   117,200     Fila Holding SpA (Sponsored A.D.R.)     $ 4,995,650
   160,000     Marzotto & Figli SpA                      1,318,658
       100     Precot Mills Ltd.                               237
    68,755     Shin Won Corp.                            1,218,541
        16     Super Spinning Mills (New Shares)                34
   752,000     Wing Tai Holdings Ltd.                    2,239,754
   156,000     Xebio Co., Ltd.                           3,911,722
                                                       ------------
                                                       $13,684,596
                                                       ------------
               Total Consumer Non-Durables             $65,041,745
                                                       ------------
               Energy - 1.0%
               Oil & Gas
     3,250     Elf Gabon                               $   952,837
    91,000     Repsol S.A.                               3,808,453
                                                       ------------
               Total Energy                            $ 4,761,290
                                                       ------------
               Financial - 16.0%
               Commercial Banks - 6.5%
   167,400     Banco Wiese Ltd. (Sponsored A.D.R.)     $ 1,171,800
   335,000     Banco Popolare di Milano                  1,799,109
   245,000     CIADEA SA                                   980,490
    28,500     Credit National                           1,511,715

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                  (continued)
--------------------------------------------------------------------------------


Shares                                                                              Value
               Commercial Banks - (continued)
   221,930     Daegu Bank                                                      $ 1,944,221
   275,000     Dah Sing Financial Holdings Ltd.                                  1,348,648
    22,000     DePfa-Bank                                                        1,293,285
   119,400     Development Bank of Singapore Ltd.                                1,494,274
 4,342,500     First Bangkok City Bank Public Co., Ltd.                          3,665,293
   170,200     Hanil Bank                                                        1,050,028
   117,390     Housing & Commercial Bank Korea                                   2,190,841
     1,730     Julius Baer Holding AG                                            2,375,468
    49,317     Kookmin Bank                                                        884,885
    45,264     Kookmin Bank G.D.R.*                                                915,464
   212,700     Krung Thai Bank Public Co., Ltd.                                    252,197
   157,000     Overseas-Chinese Banking Corp., Ltd.                              1,953,856
   247,500     PT Bank Bira                                                        379,008
 2,366,000     PT Pan Indonesia Bank TBK                                         1,264,461
     6,950     Shinhan Bank                                                         91,344
     1,000     State Bank of India Ltd.                                              8,574
   340,000     Sumitomo Trust Bank                                               3,007,299
87,375,000     Yapi ve Kredi Bankasi AS*                                         2,073,211
                                                                               ------------
                                                                               $31,655,471
                                                                               ------------
               Financial Services - 1.1%
   661,000     National Finance & Securities Co., Ltd.                         $   551,276
    18,800     Shohkoh Fund                                                      5,004,723
                                                                               ------------
                                                                               $ 5,555,999
                                                                               ------------
               Misc. Finance - 2.6%
    92,000     Colonial Ltd.*                                                  $   228,563
   218,500     Finance One Public Co., Ltd.                                         61,475
   519,000     Hong Leong Finance Ltd.                                           1,632,874
 1,451,361     Industrial Credit & Investment Corp. of India Ltd.                2,697,848
   190,000     Industrial Credit & Investment Corp. of India Ltd. (G.D.R.)       2,303,750
    62,000     Nichiei Co., Ltd.                                                 5,750,107
                                                                               ------------
                                                                               $12,674,617
                                                                               ------------
               Investments - 0.9%
    92,000     Daewoo Securities Co., Ltd.                                     $ 1,186,764
   956,000     Dhana Siam Finance and Securities Public Co., Ltd.                  768,489
   390,200     Jardine Matheson Holdings Ltd.                                    2,653,360
                                                                               ------------
                                                                               $ 4,608,613
                                                                               ------------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                 Value
              Insurance--General - 2.2%
   30,000     Assurances Generales de France                      $   911,751
   19,500     Catalana Occidente SA*                                  988,759
  690,800     Malaysian Assurance Alliance Bhd.                     4,068,866
  650,000     Reinsurance Australia Corp.                           2,055,708
  410,000     Yasuda Fire & Marine Insurance                        2,527,952
                                                                  ------------
                                                                  $10,553,036
                                                                  ------------
              Life Insurance - 1.3%
  176,550     Skandia Forsakrings AB                              $ 6,227,774
                                                                  ------------
              Real Estate - 0.8%
  150,000     Cheung Kong Holdings Ltd.                           $ 1,534,168
  583,000     DBS Land Ltd.                                         2,038,034
  462,900     Property Perfect Public Co., Ltd.                       146,982
                                                                  ------------
                                                                  $ 3,719,184
                                                                  ------------
              Real Estate Investment Trust - 0.6%
3,155,000     Tai Cheung Holdings Ltd.                            $ 2,768,794
                                                                  ------------
              Total Financial                                     $77,763,488
                                                                  ------------
              Services - 11.2%
              Commercial Services - 0.8%
  537,300     Loxley Public Co., Ltd. (Foreign Shares)            $   982,602
  151,800     Loxley Public Co., Ltd. (Local Shares)                  277,609
  302,800     PT Tigaraksa Satria                                     410,787
1,176,000     PT Wicaksana Overseas International                   1,426,187
      400     SGS Societe Generale de Surveillance Holding SA         885,281
                                                                  ------------
                                                                  $ 3,982,466
                                                                  ------------
              Broadcasting & Media - 2.4%
   38,840     Benesse Corp.                                       $ 2,087,921
  222,000     Central European Media Enterprises Ltd.*              5,217,000
   48,800     Societe Television Francaise                          4,664,843
                                                                  ------------
                                                                  $11,969,764
                                                                  ------------
              Health & Personal Care - 0.1%
  277,700     Care First Group Plc                                $   561,033
                                                                  ------------
              Hotel/Restaurant - 0.3%
  272,000     Overseas Union Enterprise Ltd.                      $ 1,302,664
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
--------------------------------------------------------------------------------


Shares                                                                        Value
              Pharmaceuticals - 4.8%
  266,667     Astra AB                                                   $ 4,299,189
  123,000     Eisai Co. Ltd.                                               2,471,619
1,620,000     Medeva Plc                                                   7,261,247
    1,800     Novartis AG                                                  2,439,816
      120     Roche Holdings AG                                            1,065,725
  240,500     PT Tempo Scan Pacific                                          514,121
  119,000     Takeda Chemical Industries                                   3,014,599
   38,000     Teva Pharmaceutical Industries Ltd. (Sponsored A.D.R.)       2,280,000
                                                                         ------------
                                                                         $23,346,316
                                                                         ------------
              Publishing - 2.0%
  225,000     Arnoldo Mondadori Editore SpA                              $ 1,314,586
  630,000     First Pacific Co., Ltd.                                        804,930
   80,000     Nycomed ASA                                                  1,094,568
  343,000     Schibsted ASA                                                6,401,678
                                                                         ------------
                                                                         $ 9,615,762
                                                                         ------------
              Misc. Services - 0.8%
    3,800     Falck AS                                                   $ 1,039,730
   45,800     ISS International Service System AS (Class B)                1,519,351
   56,803     Prosegur, CIA de Seguridad SA                                  742,652
  130,000     Taiwan Secom*                                                  527,090
                                                                         ------------
                                                                         $ 3,828,823
                                                                         ------------
              Total Services                                             $54,606,828
                                                                         ------------
              Technology - 10.6%
              Business Machines - 1.5%
  188,000     Canon, Inc.                                                $ 4,762,559
  101,905     Esselte AB (Series B)                                        2,405,218
                                                                         ------------
                                                                         $ 7,167,777
                                                                         ------------
              Electronics - 8.3%
  252,200     Advanced Information Service Public Co., Ltd.
              (Foreign Shares)                                           $ 1,773,914
   30,500     Advanced Information Service Public Co., Ltd.
              (Local Shares)                                                 214,530
   17,800     Austria Micro Systeme International AG                       1,385,526
  683,300     Delta Electronics (Thailand) Public Co., Ltd.
              (Foreign Shares)                                             3,652,689
   93,300     Delta Electronics (Thailand) Public Co., Ltd.
              (Local Shares)                                                 498,750

   The accompanying notes are an integral part of these financial statements.
16

Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                              Value
             Electronics - (continued)
 486,000     Elec & Eltek International Co. Ltd.               $ 2,867,400
 469,900     K.R. Precision Plc                                  3,210,732
  50,300     Mabuchi Motor Co., Ltd.                             2,859,476
  60,000     Merkantildata ASA                                   1,187,185
  17,000     Phillips Electronics NV                               929,169
  36,000     Rohm Co., Ltd.                                      3,740,661
  71,331     Samsung Display Devices Co.                         3,740,897
     200     Samtel Color Ltd.                                          63
 918,400     Siliconware Precision Industries Co., Ltd.*         2,537,381
  73,000     Sony Corp.                                          6,149,678
 592,500     Tatung Co., Ltd.                                    1,179,898
  29,000     TDK Corp.                                           2,226,363
  29,800     TT Group Plc                                          181,589
 446,600     United Communication Industry Public Co. Ltd.       2,028,368
                                                               ------------
                                                               $40,364,269
                                                               ------------
             Telephone Networks - 0.7%
  56,875     Nokia AB                                          $ 3,710,103
                                                               ------------
             Computer Services - 0.1%
 170,000     Venture Manufacturing Ltd.                        $   582,395
                                                               ------------
             Total Technology                                  $51,824,544
                                                               ------------
             Transportation - 1.3%
             Air Transport - 0.5%
 324,000     Mitsubishi Heavy Industries, Ltd.                   2,331,576
 389,000     Modi Luft Ltd.                                         46,756
                                                               ------------
                                                               $ 2,378,332
                                                               ------------
             Railroad & Bus - 0.5%
 241,000     Stagecoach Holdings Plc                           $ 2,626,439
                                                               ------------
             Ships & Shipping - 0.1%
     400     Great Eastern Shipping, Co. (New)                 $       347
 378,150     Great Eastern Shipping Co.                            327,677
                                                               ------------
                                                               $   328,024
                                                               ------------
             Truck Transportation/Storage - 0.2%
   3,300     MAN AG                                            $   943,905
                                                               ------------
             Total Transportation                              $ 6,276,700
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
--------------------------------------------------------------------------------


Shares                                                                          Value
               Utilities - 17.4%
               Electric Utilities - 3.3%
     6,730     GEA AG                                                      $ 2,755,615
   163,775     Iberdrola SA                                                  2,010,934
    32,500     Korea Electric Power Corp.                                    1,002,524
 1,128,950     Scottish Power Plc                                            7,073,251
   251,000     Shandong Huaneng Power Co., Ltd. (N Shares)
               (Sponsored A.D.R.)                                            3,137,500
                                                                           ------------
                                                                           $15,979,824
                                                                           ------------
               Telecommunications - 14.1%
       274     DDI Corp.                                                   $ 2,044,706
    84,000     Grupo Iusacell SA (Series L) (Sponsored A.D.R.)*              1,386,000
   455,200     Hong Kong Telecommunications Ltd.                             1,007,509
    18,000     Philippine Long Distance Telephone Company (Sponsored
               A.D.R.)                                                       1,041,750
    54,000     Royal PTT Nederland NV                                        1,887,150
   433,700     Mahanagar Telephone Nigam Ltd.                                3,461,114
     9,725     MobilCom AG*                                                    696,837
    14,843     SK Telecom Co., Ltd.                                          9,158,655
   964,000     Stet Societa Finanziaria Telefonica SpA                       4,864,233
   126,600     Tadiran Ltd. (Sponsored A.D.R.)                               3,418,200
    40,000     Telecom Argentina Stet-France Telecom SA (Sponsored
               A.D.R.) (Class B)                                             2,135,000
    60,000     Telefonica de Argentina SA (Class B) (Sponsored A.D.R.)       2,175,000
91,800,000     Telecomunicacoes Brasileiras SA                              11,919,850
 1,523,000     Telecom Italia Mobile SpA                                     4,467,119
   881,400     Telecom Italia SpA                                            2,426,587
   267,000     Telefonica de Espana                                          7,701,923
    67,800     Telefonica del Peru SA (Class B) (Sponsored A.D.R.)           1,720,425
    18,000     Telefonos de Mexico SA (L Shares) (Sponsored A.D.R.)            798,750
 1,395,000     Vodafone Group Plc                                            6,207,100
                                                                           ------------
                                                                           $68,517,908
                                                                           ------------
               Total Utilities                                             $84,497,732
                                                                           ------------
               Miscellaneous - 3.5%
               Conglomerates & Holdings
   549,500     Benpres Holdings Corp. (G.D.R.)*                            $ 4,018,219
    32,604     Chargeurs SA*                                                 1,739,000

   The accompanying notes are an integral part of these financial statements.
18

Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                   Value
                   Conglomerates & Holdings - (continued)
  82,973,000       Dogan Sirketler Grubu Holding AS*                $  1,792,454
  55,331,000       Net Holding AS                                      2,194,664
       5,400       Viag AG                                             2,457,417
     685,693       Wassall Plc                                         3,740,855
     872,700       Wassall Plc (Class B)                               1,084,986
                                                                    ------------
                   Total Miscellaneous                              $ 17,027,595
                                                                    ------------
                   TOTAL COMMON STOCKS
                   (Cost $430,554,789)                              $452,648,805
                                                                    ------------
                   RIGHTS - 0.0%
      77,298       Daegu Bank, 07/03/97*                            $    139,596
                                                                    ------------
                   TOTAL RIGHTS
                   (Cost $133,866)                                  $    139,596
                                                                    ------------
                   TOTAL INVESTMENT IN SECURITIES
                   (Cost $449,786,195) (a)                          $475,141,004
                                                                    ------------
Principal
Amount
                   TEMPORARY CASH INVESTMENT - 2.3%
  $11,073,000      American Express Co., 5.55%, due 06/02/97        $ 11,073,000
                                                                    ------------
                   TOTAL TEMPORARY CASH INVESTMENT
                   (Cost $11,073,000)                                 11,073,000
                                                                    ------------
                   TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                   CASH INVESTMENT - 100%
                   (Cost $460,859,195) (b)                          $486,214,004
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
--------------------------------------------------------------------------------

  * Non-income producing security
(a) Distribution of investments by country, as a percentage of total equity holdings, is as follows:

    Japan                                      16.2%
    United Kingdom                              9.1
    France                                      6.2
    Thailand                                    5.2
    South Korea                                 5.0
    Italy                                       4.6
    Brazil                                      4.5
    Spain                                       4.3
    Germany                                     3.9
    Hong Kong                                   3.1
    Singapore                                   3.0
    Netherlands                                 2.9
    Sweden                                      2.9
    Switzerland                                 2.7
    Australia                                   2.4
    Indonesia                                   2.4
    India                                       2.2
    Israel                                      1.8
    Norway                                      1.8
    Finland                                     1.7
    Austria                                     1.5
    Mexico                                      1.4
    Turkey                                      1.3
    Argentina                                   1.1
    Czech Republic                              1.1
    Malaysia                                    1.1
    Philippines                                 1.1
    Portugal                                    1.1
    China                                       1.0
    Others (individually less than 1%)          3.4
                                             ------
                                              100.0%
                                             ------

(b) At May 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $462,338,185 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $   60,509,349
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                         (36,633,530)
                                                                     --------------
    Net unrealized gain                                              $   23,875,819
                                                                     --------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1997, aggregated $325,730,198 and $313,367,777, respectively.


   The accompanying notes are an integral part of these financial statements.
20

Pioneer International Growth Fund
--------------------------------------------------------------------------------
BALANCE SHEET 5/31/97
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $11,073,000) (cost $460,859,195)                        $486,214,004
  Cash                                                                         673,562
  Foreign currencies, at value                                               3,363,972
  Receivables -
   Investment securities sold                                                5,913,115
   Fund shares sold                                                            880,964
   Dividends, interest and foreign taxes withheld                            1,644,436
   Forward foreign currency settlement hedge contracts, open - net              27,984
   Forward foreign currency portfolio hedge contracts, open - net            1,061,964
  Other                                                                          3,007
                                                                          -------------
     Total assets                                                         $499,783,008
                                                                          -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                        $  3,430,393
   Fund shares repurchased                                                     335,417
  Due to affiliates                                                            746,773
  Accrued expenses                                                             280,017
  Reserve for capital gains taxes                                              291,796
                                                                          -------------
     Total liabilities                                                    $  5,084,396
                                                                          -------------
NET ASSETS:
  Paid-in capital                                                         $437,035,759
  Accumulated undistributed net investment income                            3,499,740
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                           28,004,514
  Net unrealized gain on investments                                        25,114,452
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                 1,044,147
                                                                          -------------
     Total net assets                                                     $494,698,612
                                                                          -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $406,626,535/16,769,161 shares)                       $      24.25
                                                                          -------------
  Class B (based on $80,828,141/3,402,708 shares)                         $      23.75
                                                                          -------------
  Class C (based on $7,243,936/307,462 shares)                            $      23.56
                                                                          -------------
MAXIMUM OFFERING PRICE:
  Class A                                                                 $      25.73
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $545,868)       $ 5,425,808
  Interest (net of foreign taxes withheld of $2,844)              573,364
                                                              ------------
     Total investment income                                                    $ 5,999,172
                                                                                -----------
EXPENSES:
  Management fees                                             $ 2,214,989
  Transfer agent fees
   Class A                                                        521,554
   Class B                                                        118,277
   Class C                                                          9,525
  Distribution fees
   Class A                                                        483,841
   Class B                                                        368,399
   Class C                                                         32,774
  Accounting                                                       74,153
  Custodian fees                                                  367,439
  Registration fees                                                50,629
  Professional fees                                                49,448
  Printing                                                         57,430
  Fees and expenses of nonaffiliated trustees                       6,827
  Miscellaneous                                                    37,679
                                                              ------------
     Total expenses                                                             $ 4,392,964
     Less fees paid indirectly                                                      (41,744)
                                                                                -----------
     Net expenses                                                               $ 4,351,220
                                                                                -----------
      Net investment income                                                     $ 1,647,952
                                                                                -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (net of reserve for capital gains taxes of
     $51,439)                                                 $25,350,227
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          4,838,337       $30,188,564
                                                              ------------      -----------
  Change in net unrealized gain from:
   Investments (net reserve for capital gains taxes of
     $240,357)                                                $19,321,979
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies            550,952       $19,872,931
                                                              ------------      -----------
   Net gain on investments and foreign currency
     transactions                                                               $50,061,495
                                                                                -----------
   Net increase in net assets resulting from operations                         $51,709,447
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.
22

Pioneer International Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/97 and the Year Ended 11/30/96


                                                           Six Months Ended    Year Ended
                                                               5/31/97          11/30/96
FROM OPERATIONS:
Net investment income                                       $   1,647,952    $      689,863
Net realized gain on investments and foreign currency
  transactions                                                 30,188,564        37,971,632
Change in net unrealized gain or loss on investments and
  foreign currency transactions                                19,872,931           418,532
                                                            -------------    --------------
  Net increase in net assets resulting from operations      $  51,709,447    $   39,080,027
                                                            -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.17 and $0.00 per share, respectively)         $  (2,655,718)   $            -
  Class B ($0.03 and $0.00 per share, respectively)               (93,019)                -
  Class C ($0.16 and $0.00 per share, respectively)               (42,329)                -
Net realized gain:
  Class A ($1.47 and $0.24 per share, respectively)           (23,543,282)       (3,794,326)
  Class B ($1.47 and $0.24 per share, respectively)            (4,472,639)         (626,360)
  Class C ($1.47 and $0.24 per share, respectively)              (393,748)          (19,775)
                                                            -------------    --------------
   Total distributions to shareholders                      $ (31,200,735)   $   (4,440,461)
                                                            -------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  83,972,577    $  199,339,404
Reinvestment of distributions                                  27,178,975         3,837,019
Cost of shares repurchased                                    (91,051,744)     (126,598,965)
                                                            -------------    --------------
  Net increase in net assets resulting from fund
    share transactions                                      $  20,099,808    $   76,577,458
                                                            -------------    --------------
  Net increase in net assets                                $  40,608,520    $  111,217,024
NET ASSETS:
Beginning of period                                           454,090,092       342,873,068
                                                            -------------    --------------
End of period (including accumulated undistributed net
  investment income of $3,499,740 and $4,642,854,
  respectively)                                             $ 494,698,612    $  454,090,092
                                                            -------------    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                               (continued)
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/97 and the Year Ended 11/30/96


CLASS A                           '97 Shares        '97 Amount       '96 Shares        '96 Amount
Shares sold                         3,046,112     $   69,846,633       6,477,892     $   149,250,090
Reinvestment of distributions       1,088,662         23,351,890         138,777           3,316,804
Less shares repurchased            (3,570,368)       (82,449,291)     (4,959,214)       (113,576,365)
                                 ------------     --------------    ------------     ---------------
  Net increase                        564,406     $   10,749,232       1,657,455     $    38,990,529
                                 ------------     --------------    ------------     ---------------
CLASS B
Shares sold                           547,433     $   12,336,355       1,914,824     $    43,742,430
Reinvestment of distributions         171,879          3,624,930          21,671             509,038
Less shares repurchased              (333,170)        (7,504,486)       (562,290)        (12,781,275)
                                 ------------     --------------    ------------     ---------------
  Net increase                        386,142     $    8,456,799       1,374,205     $    31,470,193
                                 ------------     --------------    ------------     ---------------
CLASS C*
Shares sold                            80,677     $    1,789,589         276,408     $     6,346,884
Reinvestment of distributions           9,668            202,155             477              11,177
Less shares repurchased               (48,991)        (1,097,967)        (10,777)           (241,325)
                                 ------------     --------------    ------------     ---------------
  Net increase                         41,354     $      893,777         266,108     $     6,116,736
                                 ------------     --------------    ------------     ---------------

*Class C shares were first publicly offered on January 31, 1996.

   The accompanying notes are an integral part of these financial statements.
24

Pioneer International Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------

                                                                                       Six Months    Year Ended
CLASS A                                                                              Ended 5/31/97    11/30/96
Net asset value, beginning of period                                                 $    23.39        $  21.21
                                                                                     ----------        ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                        $     0.10        $   0.10
 Net realized and unrealized gain on investments and foreign currency transactions         2.40            2.32
                                                                                     ----------        ----------
  Net increase from investment operations                                            $     2.50        $   2.42
Distributions to shareholders:
 Net investment income                                                                    (0.17)              -
 Net realized gain                                                                        (1.47)          (0.24)
                                                                                     ----------        ----------
Net increase (decrease) in net asset value                                           $     0.86        $   2.18
                                                                                     ----------        ----------
Net asset value, end of period                                                       $    24.25        $  23.39
                                                                                     ----------        ----------
Total return*                                                                             11.59%          11.40%
Ratio of net expenses to average net assets                                                1.74%**+        1.77%+
Ratio of net investment income (loss) to average net assets                                0.82%**+        0.26%+
Portfolio turnover rate                                                                     143%**          173%
Average commission rate paid(1)                                                      $   0.0050        $ 0.0055
Net assets, end of period (in thousands)                                             $  406,627        $378,956
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                 -               -
 Net investment loss                                                                          -               -
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                                              1.72%**         1.76%
 Net investment income (loss)                                                              0.84%**         0.27%


                                                                                      Year Ended   Year Ended      4/1/93 to
CLASS A                                                                                11/30/95    11/30/94(a)    11/30/93(b)
Net asset value, beginning of period                                                 $    21.55      $  20.91   $     15.00
                                                                                     -----------     --------   -----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                        $    (0.04)     $   0.19   $     (0.03)
 Net realized and unrealized gain on investments and foreign currency transactions         0.80          1.87          5.94
                                                                                     -----------     --------   -----------
  Net increase from investment operations                                            $     0.76      $   2.06   $      5.91
Distributions to shareholders:
 Net investment income                                                                        -         (0.03)            -
 Net realized gain                                                                        (1.10)        (1.39)            -
                                                                                     -----------     --------   -----------
Net increase (decrease) in net asset value                                           $    (0.34)     $   0.64   $      5.91
                                                                                     -----------     --------   -----------
Net asset value, end of period                                                       $    21.21      $  21.55   $     20.91
                                                                                     -----------     --------   -----------
Total return*                                                                              3.81%        10.03%        39.40%
Ratio of net expenses to average net assets                                                2.00%+        1.95%         1.73%**
Ratio of net investment income (loss) to average net assets                               (0.23)%+       0.84%        (0.48)%**
Portfolio turnover rate                                                                     219%          275%          185%**
Average commission rate paid(1)                                                               -             -            --
Net assets, end of period (in thousands)                                             $  308,488      $282,033   $    86,923
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                 -             -          2.88%**
 Net investment loss                                                                          -             -         (1.63)%**
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                                              1.98%            -             -
 Net investment income (loss)                                                             (0.21)%           -             -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Certain reclassifications have been made to the 1993 balances to conform with the 1994 presentation.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------


                                                                  Six Months       Year Ended     Year Ended     4/4/94 to
CLASS B                                                          Ended 5/31/97     11/30/96       11/30/95       11/30/94(a)
Net asset value, beginning of period                              $   22.89        $   20.94      $   21.45      $   21.06
                                                                  ---------        ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   (0.01)       $    0.15      $   (0.17)     $    0.06
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                2.37             2.04           0.76           0.33
                                                                  ---------        ----------     ----------     ----------
  Net increase from investment operations                         $    2.36        $    2.19      $    0.59      $    0.39
Distributions to shareholders:
 Net investment income                                                (0.03)               -              -              -
 Net realized gain                                                    (1.47)           (0.24)         (1.10)             -
                                                                  ---------        ----------     ----------     ----------
Net increase (decrease) in net asset value                        $    0.86        $    1.95      $   (0.51)     $    0.39
                                                                  ---------        ----------     ----------     ----------
Net asset value, end of period                                    $   23.75        $   22.89      $   20.94      $   21.45
                                                                  ---------        ----------     ----------     ----------
Total return*                                                         11.15%           10.45%         3.00%          1.85%
Ratio of net expenses to average net assets                            2.54%**+         2.60%+         2.80%+         3.02%**
Ratio of net investment income (loss) to average net assets            0.04%**+        (0.51)%+       (1.04)%+        0.72%**
Portfolio turnover rate                                                 143%**           173%           219%           275%
Average commission rate paid(1)                                   $  0.0050        $  0.0055              -              -
Net assets, end of period (in thousands)                          $  80,828        $  69,056      $  34,385      $  21,236
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          2.52%**          2.58%          2.77%             -
 Net investment income (loss)                                          0.06%**         (0.49)%        (1.01)%            -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.
26

Pioneer International Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------


                                                                  Six Months
                                                                    Ended            1/31/96 to
CLASS C                                                            5/31/97            11/30/96
Net asset value, beginning of period                              $   22.84          $    22.46
                                                                  ---------          -----------
Increase from investment operations:
 Net investment income (loss)                                     $   (0.04)         $     0.02
 Net realized and unrealized gain on investments and foreign
   currency transactions                                               2.39                0.60
                                                                  ---------          -----------
  Net increase from investment operations                         $    2.35          $     0.62
Distributions to shareholders:
 Net investment income                                                (0.16)                  -
 Net realized gain                                                    (1.47)              (0.24)
                                                                  ---------          -----------
Net increase in net asset value                                   $    0.72          $     0.38
                                                                  ---------          -----------
Net asset value, end of period                                    $   23.56          $    22.84
                                                                  ---------          -----------
Total return*                                                         11.19%              2.75%
Ratio of net expenses to average net assets                            2.51%**+            2.36%**+
Ratio of net investment income to average net assets                   0.06%**+            0.13%**+
Portfolio turnover rate                                                 143%**              173%
Average commission rate paid(1)                                   $  0.0050          $   0.0055
Net assets, end of period (in thousands)                          $   7,244          $    6,078
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          2.49%**             2.31%**
 Net investment income                                                 0.08%**             0.18%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Pioneer International Growth Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, such as India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

Pioneer International Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97                            (continued)
--------------------------------------------------------------------------------

D. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $185,646 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1997.

F. Class Allocations
   Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1997, $403,654 was payable to PMC related to management fees and certain other expenses.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $106,945 in transfer agent fees payable to PSC at May 31, 1997.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the aver-

Pioneer International Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97                                (continued)
--------------------------------------------------------------------------------


age daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $236,174 in distribution fees payable to PFD at May 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended May 31, 1997, CDSCs in the amount of $104,871 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1997, the Fund's expenses were reduced by $41,744 under such arrangements.

6. Forward Foreign Currency Contracts
At May 31, 1997, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at May 31, 1997 were as follows:



             Contracts      In Exchange   Settlement                  Net Unrealized
Currency     to Deliver         For          Date          Value       Gain (Loss)
---------- --------------- -------------- ------------ -------------- ---------------
DEM             22,659,000   $ 13,519,690    12/2/97     $ 13,438,816   $   80,874
DEM              7,512,750      4,500,000    6/20/97        4,402,277       97,723
DEM             18,702,500     11,011,834   10/16/97       11,053,487      (41,653)
ESP          1,424,200,000     10,000,000    8/27/97        9,854,491      145,509
FRF            170,256,000     30,000,000    8/27/97       29,642,083      357,917
JPY          3,322,200,000     30,000,000   11/25/97       29,261,362      738,638
THB            609,500,000     23,000,000     8/4/97       23,317,044     (317,044)
                            -------------               -------------   ----------
                             $122,031,524                $120,969,560   $1,061,964
                            -------------               -------------   ----------

At May 31, 1997, the gross forward currency settlement contracts receivable and payable were $3,845,036 and $3,817,052 respectively, resulting in a net receivable of $27,984.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and the Board of Trustees of Pioneer International Growth
Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund as of May 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 1, 1997

Pioneer International Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------


Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  David D. Tripple, Executive Vice
John W. Kendrick                      President
Marguerite A. Piret                   Norman Kurland, Vice President
David D. Tripple                      William H. Keough, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II









*Offers Class A and B Shares only

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------


Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER  Pioneer Funds Distributor, Inc.        0797-4309
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          Boston, Massachusetts 02109  [Recycled logo] Printed on Recycled Paper